UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 17, 2005


                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                                88-0492134
--------------------------------  ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)


    114 West Magnolia Street, Suite 400-142
                 Bellingham, WA                                98225
    ------------------------------------------               ----------
      (Address of principal executive offices)               (Zip code)


       Registrant's telephone number, including area code: (360) 392-3902


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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             ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
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         Effective January 17, 2005, Russell White has resigned from the Board of Directors of Essential Innovations Technology Corp. (the "Company"). Mr. White will continue to serve as a member of the Company's Advisory Board.


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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
                                          Registrant


Dated:  January 18, 2005                  By /s/ Jason McDiarmid
                                            ------------------------------------
                                            Jason McDiarmid, President

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